Exhibit 10.5

Execution Version

AMENDMENT NO. 1 TO TERM LOAN CREDIT AGREEMENT

AMENDMENT NO. 1 TO TERM LOAN CREDIT AGREEMENT (this “First Amendment”), dated as of May 27, 2016, among JILL ACQUISITION LLC, a Delaware limited liability company (the “Borrower”), JILL INTERMEDIATE LLC, a Delaware limited liability company (as successor to Jill Holdings LLC, “Holdings”), the other Credit Parties party hereto, the 2016 Incremental Term Loan Lenders (as defined below) party hereto, the other Lenders identified on the signature pages hereto and JEFFERIES FINANCE LLC, as the administrative agent (in such capacity, the “Administrative Agent”). All capitalized terms used herein (including in this preamble) and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement (as defined below).

W I T N E S S E T H:

WHEREAS, the Borrower, Holdings, the Lenders, the Administrative Agent and the other parties thereto are parties to that certain Term Loan Credit Agreement, dated as of May 8, 2015 (the “Credit Agreement”);

WHEREAS, the Borrower has previously notified the Administrative Agent, in accordance with Section 2.14(a) of the Credit Agreement, that it is requesting the establishment of commitments in respect of Incremental Term Loans in an aggregate principal amount of up to $40,000,000 (the “2016 Incremental Term Loan Commitments”);

WHEREAS, the Borrower has requested, and, subject to the satisfaction of the conditions set forth herein, the Administrative Agent has consented to, the amendment of the Credit Agreement on the terms and conditions set forth herein to establish the 2016 Incremental Term Loan Commitments, the proceeds of which will be used, together with cash on hand of the Borrower, to make or pay a series of distributions and dividends to the direct and indirect parent entities of Borrower and ultimately to the partners of the topmost parent entity on or about the First Amendment Effective Date (as defined below) in an aggregate amount not to exceed $70.0 million and to pay fees and expenses incurred in connection with the foregoing and in connection with this First Amendment (collectively, the “First Amendment Transactions”), and each Lender with a 2016 Incremental Term Loan Commitment (each, a “2016 Incremental Term Loan Lender”) is prepared to provide Incremental Term Loans in an amount equal to such 2016 Incremental Term Loan Lender’s 2016 Incremental Term Loan Commitment set forth on Schedule 1 hereto (the “2016 Incremental Term Loans”), subject to the terms and conditions set forth herein; and

WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders consent to the amendment of certain other terms and provisions of the Credit Agreement as set forth herein, and, subject to the satisfaction of the conditions set forth herein, the Administrative Agent and the Lenders signatory hereto are willing to do so, subject to the terms and conditions set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is acknowledged by each party hereto, it is agreed:

I. 2016 Incremental Term Loans.

A. Pursuant to Section 2.14 of the Credit Agreement, and subject to the satisfaction of the conditions set forth in Section III.E hereof, on and as of the First Amendment Effective Date:

1. Each 2016 Incremental Term Loan Lender hereby agrees to make a 2016 Incremental Term Loan to the Borrower on the First Amendment Effective Date in a principal amount not to exceed its respective share of the 2016 Incremental Term Loan Commitment as set forth opposite its name on Schedule 1 hereto.

Execution Version

2. Each 2016 Incremental Term Loan Lender hereby agrees that upon, and subject to, the occurrence of the First Amendment Effective Date, such 2016 Incremental Term Loan Lender shall be deemed to be, and shall become, a “Lender” under, the Credit Agreement and the other Credit Documents with respect to its 2016 Incremental Term Loans. From and after the First Amendment Effective Date, each reference in the Credit Agreement to any 2016 Incremental Term Loan Lender’s “Commitment” shall be (A) its 2016 Incremental Term Loan Commitment made pursuant to this First Amendment, as set forth opposite its name on Schedule 1 to this First Amendment under the heading “2016 Incremental Term Loan Commitment,” plus (B) any other Commitment of such 2016 Incremental Term Loan Lender.

3. The 2016 Incremental Term Loans shall be identical to the Initial Term Loans, including, without limitation, with respect to maturity, mandatory and voluntary prepayments, interest rate and other economic terms.

B. For purposes of the Credit Agreement, this First Amendment shall be considered, with respect to the establishment of the 2016 Incremental Term Loan Commitments, the “Incremental Amendment.”

C. The Required Lenders signatory hereto hereby consent to the incurrence of the 2016 Incremental Term Loans.

II. Amendments to Credit Agreement. Subject to the satisfaction of the conditions set forth in Section III.E hereof, on and as of the First Amendment Effective Date, the Credit Agreement is hereby amended as follows:

A. (i) Section 1.1 of the Credit Agreement is hereby amended by inserting the following definitions in the proper alphabetical order:

““2016 Dividend” means a series of distributions and dividends to the direct and indirect parent entities of Borrower and ultimately to the partners of the topmost parent entity (x) on or about the First Amendment Effective Date in an aggregate amount not to exceed $70.0 million and (y) after the First Amendment Effective Date in an aggregate amount not to exceed $40.0 million with the proceeds of Incremental Term Loans incurred pursuant to clause (ii) of the definition of “Maximum Incremental Facilities Amount.”

““2016 Incremental Term Loans” means the Term Loans funded on the First Amendment Effective Date by the 2016 Incremental Term Loan Lenders (as defined in the First Amendment) in an aggregate principal amount of up to $40,000,000.”

““First Amendment” means Amendment No. 1 to Term Loan Credit Agreement, dated as of the First Amendment Effective Date, by and among the Borrower, Holdings, the other Credit Parties party thereto, the Administrative Agent and the Lenders party thereto.”

Execution Version

““First Amendment Effective Date” means the conditions precedent to the effectiveness of the First Amendment shall have been satisfied and waived in accordance with the terms thereof, which date shall be May 27, 2016.”

““Scheduled 2016 Incremental Term Loan Repayment” shall have the meaning provided in Section 4.02(a)(i).”

““Scheduled 2016 Incremental Term Loan Repayment Date” shall have the meaning provided in Section 4.02(a)(i).”

““Scheduled Term Loan Repayment” shall have the meaning provided in Section 4.02(a)(i).”

““Scheduled Term Loan Repayment Date” shall have the meaning provided in Section 4.02(a)(i).”

(ii) The definition of “Maximum Incremental Facilities Amount” in Section 1.1 of the Credit Agreement is hereby amended by amending and restating the definition in its entirety as follows:

““Maximum Incremental Facilities Amount” shall mean, at any date of determination, the sum of (i)(x) $50,000,000 minus (y) the sum of the aggregate principal amount of Incremental Term Loans made pursuant to this clause (i)(x) after the First Amendment Effective Date and prior to such date, plus (ii) the maximum amount such that, after giving effect to the incurrence of such amount, the First Lien Net Leverage Ratio shall not exceed 3.50:1.00 (x) determined on a Pro Forma Basis as of the last day of the Calculation Period most recently ended prior to the date of the incurrence of the Incremental Term Loans, as if such Incremental Term Loans (and any other Indebtedness incurred or to be incurred after the last day of such Calculation Period and on or prior to the date of determination) had been incurred (and, if incurred to finance a Specified Transaction, such Specified Transaction had been consummated) on the first day of such Calculation Period, (y) without netting the cash proceeds of any Incremental Term Loans in calculating such ratio and (z) any unsecured Incremental Term Loans or Incremental Term Loans that rank in junior in right of security with other Term Loans, in any case, that are outstanding on such date of determination or are to be incurred on such date of determination shall be deemed to be secured on a pari passu basis with the Initial Term Loans for purposes of calculating such First Lien Net Leverage Ratio.”

(iii) The definitions of “Scheduled Initial Term Loan Repayment” and “Scheduled Initial Term Loan Repayment Date” in Section 1.1 of the Credit Agreement are hereby deleted in their entirety.

(iv) The definition of “Term Loans” in Section 1.1 of the Credit Agreement is hereby amended by amending and restating the definition in its entirety as follows:

“Term Loans” shall mean Initial Term Loans, 2016 Incremental Term Loans, Incremental Term Loans incurred after the First Amendment Effective Date, Other Term Loans and Extended Term Loans.

Execution Version

B. Section 4.01(c) of the Credit Agreement is hereby amended by amending and restating such Section in its entirety as follows:

“(c) If, prior to the six month anniversary of the First Amendment Effective Date, (x) the Borrower makes any prepayment of Term Loans with the proceeds of any debt financing referred to in clause (x) of the definition of “Repricing Transaction” (other than ABL Loans), or (y) effects any amendment of this Agreement resulting in a Repricing Transaction, the Borrower shall pay to the Administrative Agent, for the ratable account of each Lender (including any Lender that is replaced for failing to consent to such amendment), (I) in the case of clause (x), a prepayment premium of 1% of the aggregate principal amount of such Term Loans being prepaid and (II) in the case of clause (y), a payment equal to 1% of the aggregate principal amount of the Class of Term Loans subject to such Repricing Transaction.”

C. Sections 4.02(a)(i) and (ii) of the Credit Agreement are hereby amended by amending and restating such Sections in their entirety as follows:

“4.02 Mandatory Repayments (a)(i). In addition to any other mandatory repayments required pursuant to this Section 4.02, on the last Business Day of each Fiscal Quarter of the Borrower (each, a “Scheduled Term Loan Repayment Date”), the Borrower shall be required to repay that aggregate principal amount of Initial Term Loans and 2016 Incremental Term Loans, to the extent then outstanding, in an amount equal to 0.25% of the original aggregate principal amount thereof, and the Borrower shall be required to repay the remaining aggregate principal amount of Initial Term Loans and 2016 Incremental Term Loans then outstanding on the Initial Maturity Date (each such repayment, as the same may be (x) reduced as provided in Section 4.01(a), 4.01(b) or 4.02(f), or pursuant to following clause (iii), or (y) increased, as provided in following clause (iv), a “Scheduled Term Loan Repayment”):

(ii) Each additional Class of Term Loans created after the Closing Date in accordance with the provisions of this Agreement shall have such scheduled repayments applicable thereto (each such repayment, as same may be (x) reduced as provided in Section 4.01(a), 4.02(b) or 4.02(f), or pursuant to the following clause (iii), or (y) increased as provided in following clause (iv), a “Scheduled Additional Class Repayment” and, together with the Scheduled Term Loan Repayments, the “Scheduled Repayments”), payable on such date (each a “Scheduled Additional Class Repayment Date” and, together with the Scheduled Term Loan Repayment Dates, the “Scheduled Repayment Date”) as shall be set forth in the applicable Incremental Amendments, Extension Amendments and/or Refinancing Amendments, as applicable.”

D. Section 9.03 of the Credit Agreement is hereby amended by deleting “and” at the end of clause (l) thereof, replacing the “.” at the end of clause (m) thereof with “; and” and inserting the following new clause (n) at the end thereof:

“(n) so long as no Default or Event of Default has occurred and is continuing or would result therefrom, one or more Loan Parties may make the 2016 Dividend.”

Execution Version

E. Section 9.11 of the Credit Agreement is hereby amended by amending and restating such Section in its entirety as follows:

“9.11. Financial Covenant. The Borrower shall not permit the Total Net Leverage Ratio, as of the last day of any Test Period ended closest to any date in the table below, to exceed the ratio set forth opposite such date in the table below.

Test Period ended closest to:	Total Net Leverage Ratio:
October 31, 2015	5.00:1.00
January 31, 2016	5.00:1.00
April 30, 2016	5.00:1.00
July 31, 2016	5.00:1.00
October 31, 2016	5.00:1.00
January 31, 2017	5.00:1.00
April 30, 2017	5.00:1.00
July 31, 2017	4.75:1.00
October 31, 2017	4.75:1.00
January 31, 2018	4.50:1.00
April 30, 2018	4.50:1.00
July 31, 2018	4.25:1.00
October 31, 2018	4.00:1.00
January 31, 2019	3.75:1.00
April 30, 2019	3.75:1.00
July 31, 2019	3.50:1.00
October 31, 2019	3.50:1.00
January 31, 2020	3.00:1.00
April 30, 2020	3.00:1.00
July 31, 2020	3.00:1.00
October 31, 2020	3.00:1.00
January 31, 2021	3.00:1.00
April 30, 2021	3.00:1.00
July 31, 2021	3.00:1.00
October 31, 2021	3.00:1.00
January 31, 2022	3.00:1.00
April 30, 2022	3.00:1.00

F. Section 9.12 of the Credit Agreement is hereby amended by amending and restating such Section in its entirety as follows:

“9.12 Limitation on Capital Expenditures. The Borrower shall not permit the aggregate amount of Capital Expenditures (other than (a) Capital Expenditures made in the form of Investments pursuant to Section 9.05(p) or (r), (b) Capital Expenditures described in clause (ii) of the definition thereof or (c) Capital Expenditures made as tenant in leasehold improvements to the extent reimbursed by landlords) made in any Fiscal Year set forth below to exceed the amount set forth opposite such Fiscal Year below:

Fiscal Year ending	Amount

January 30, 2016	$25,000,000
January 28, 2017	$45,000,000
February 3, 2018	$37,500,000
February 2, 2019, and each Fiscal Year thereafter	$27,500,000

Execution Version

The amount set forth above in this Section 9.12 for each Fiscal Year is the “Base Amount”. The Base Amount for any Fiscal Year shall be increased by an amount equal to (x) the unused portion of any permitted Capital Expenditures in each previous Fiscal Year and (y) any amounts allowed to be made or incurred for Capital Expenditures in the immediately subsequent Fiscal Year (as set forth above), if any; provided that any amounts so made or incurred in such Fiscal Year in reliance on clause (y) shall result in a corresponding reduction (on a dollar-for-dollar basis) in the Base Amount of Capital Expenditures allowed to be made or incurred in such immediately subsequent Fiscal Year.”

III. Miscellaneous Provisions.

A. Representations and Warranties.

1. Each Credit Party has the company power and authority to execute, deliver and perform the terms and provisions of this First Amendment and has taken all necessary company action to authorize the execution, delivery and performance by it of this First Amendment. Each Credit Party has duly executed and delivered this First Amendment, and this First Amendment constitutes its legal, valid and binding obligation enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors’ rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).

2. None of the consummation of the First Amendment Transactions, the execution, delivery or performance by any Credit Party of this First Amendment, nor compliance by it with the terms and provisions thereof, will (a) contravene any provision of any law, statute, rule or regulation or any order, writ, injunction or decree of any court or Governmental Authority, (b) conflict with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien (except pursuant to the Security Documents and the ABL Loan Documents) upon any of the property or assets of any Credit Party or any of its Restricted Subsidiaries pursuant to the terms of any indenture, mortgage, deed of trust, credit agreement or loan agreement, or any other agreement, contract or instrument to which any Credit Party or any of its Restricted Subsidiaries is a party or by which it or any of its property or assets is bound or (c) violate any provision of the certificate or articles of incorporation, certificate of formation, limited liability company agreement or by-laws (or equivalent organizational documents), as applicable, of any Credit Party or any of its Restricted Subsidiaries, except with respect to any violation or conflict referred to in clauses (a) and (b) to the extent that such violation or conflict could not reasonably be expected to have individually or in the aggregate a Material Adverse Effect.

Execution Version

3. No order, consent, approval, license, authorization or validation of, or filing, recording or registration with (except for those that have otherwise been obtained or made on or prior to the First Amendment Effective Date and which remain in full force and effect on the First Amendment Effective Date) or exemption by, any Governmental Authority or third party is required to be obtained or made by, or on behalf of, any Credit Party to authorize, or is required to be obtained or made by, or on behalf of, any Credit Party in connection with, (i) the execution, delivery and performance by the Credit Parties of this First Amendment or (ii) the legality, validity, binding effect or enforceability of this First Amendment which in the case of clauses (i) and (ii), if not obtained, could reasonably be expected to result in a Material Adverse Effect.

4. There are no actions, suits or proceedings pending or, to the knowledge of Holdings and the Borrower, threatened (a) with respect to the First Amendment Transactions or this First Amendment or (b) that has had, or could reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect.

B. This First Amendment is limited to the matters specified herein and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

C. The Lenders party hereto consent to the terms of, and authorize the Administrative Agent to enter into, Amendment No. 1 to Intercreditor Agreement, dated as of the date hereof (the “Intercreditor Amendment”) attached as Exhibit I hereto.

D. This First Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. The parties hereto agree that delivery of an executed counterpart of a signature page to this First Amendment by telefacsimile or in ‘PDF’ format by electronic mail shall be effective as delivery of an original executed counterpart of this First Amendment.

E. This First Amendment and the rights and obligations of the parties hereunder shall be governed by, and shall be construed and enforced in accordance with, the laws of the State of New York.

F. The effectiveness of this First Amendment shall be subject to the satisfaction or waiver of the following conditions precedent (the date on which all such conditions are satisfied or waived, the “First Amendment Effective Date”):

1. Executed First Amendment. Receipt by the Administrative Agent of counterparts of this First Amendment, duly executed by each of the Borrower, Holdings, each other Credit Party, the Administrative Agent, each 2016 Incremental Term Loan Lender listed on Schedule 1 hereto and the Lenders constituting Required Lenders, which shall have been delivered (including by way of facsimile or other electronic transmission) to the Administrative Agent, c/o Proskauer Rose LLP, Eleven Times Square, New York, NY 10036, Attention: Andrew Eiger (facsimile number: 212-969-2900 / e-mail address: aeiger@proskauer.com).

Execution Version

2. Executed Intercreditor Amendment. Receipt by the Administrative Agent of counterparts of the Intercreditor Amendment, duly executed by each of the Borrower, Holdings, each other Credit Party, the Administrative Agent and the ABL Agent.

3. Secretary’s Certificate. (x) The Administrative Agent shall have received a certificate from each Credit Party, dated the First Amendment Effective Date, signed by an Authorized Officer of such Credit Party, and attested to by the secretary or any assistant secretary of such Credit Party, with appropriate insertions, together with certified copies of the certificate or articles of incorporation and by-laws (or other equivalent organizational documents), as applicable, of such Credit Party and the resolutions of such Credit Party referred to in such certificate, and each of the foregoing shall be in form and substance reasonably acceptable to the Administrative Agent and (y) on or prior to the First Amendment Effective Date, the Administrative Agent shall have received all records of Company proceedings, good standing certificates and bring down letters, if any, which the Administrative Agent reasonably may have requested, such documents and papers where appropriate to be certified by proper Company or Governmental Authorities.

4. Officer’s Certificate. The Administrative Agent shall have received a certificate, dated the First Amendment Effective Date and signed by a duly authorized Officer of the Borrower on behalf of each Credit Party, confirming compliance with the conditions precedent set forth in Section III.E.8 below.

5. Opinion of Counsel. On the First Amendment Effective Date, the Administrative Agent shall have received a favorable written opinion of Paul, Weiss, Rifkind, Wharton & Garrison LLP, special counsel to the Credit Parties, addressed to the Administrative Agent, the Collateral Agent and the Lenders and dated the First Amendment Effective Date in form and substance reasonably satisfactory to the Administrative Agent.

6. Solvency Certificate. On the First Amendment Effective Date, the Administrative Agent shall have received a solvency certificate from the chief financial officer (or other officer with reasonably equivalent duties) of the Borrower, in substantially the form of Exhibit II annexed hereto.

7. Notice of Borrowing. Prior to the making of the 2016 Incremental Term Loans on the First Amendment Effective Date, the Administrative Agent shall have received from the Borrower a Notice of Borrowing with respect to such 2016 Incremental Term Loans meeting the requirements of Sections 2.03(a) of the Credit Agreement.

8. Fees. The Administrative Agent shall have received, on behalf of each Lender with Initial Term Loans that shall have delivered an executed signature page to this First Amendment, and released such signature page, on or prior to 12:00 p.m., New York City time, on May 27, 2016, a non-refundable amendment fee equal to 0.25 % multiplied by the sum of the unpaid principal balance of the Initial Term Loans held by such Lender, which amendment fee shall be earned in full on the date hereof. All other costs, fees and expenses (including legal fees and expenses) and other compensation and amounts due and payable pursuant to Section 11.06 of the Credit Agreement or as separately agreed in writing in connection with the First Amendment shall have been paid on the First

Execution Version

Amendment Effective Date (and solely with respect to legal fees and expenses and any other out-of-pocket fees and expenses that do not have a fixed dollar amount, to the extent invoiced prior to the First Amendment Effective Date).

9. No Default; Representations and Warranties. On the First Amendment Effective Date and also after giving effect to the First Amendment Transactions (i) no Default or Event of Default shall have occurred and be continuing and (ii) all representations and warranties contained in the Credit Agreement and in the other Credit Documents shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on the First Amendment Effective Date (it being understood and agreed that (x) any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date and (y) any representation or warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct in all respects on such date).

10. Accrued Interest on Initial Term Loans. The Borrower shall have paid or have caused to be paid, to the Lenders with Initial Term Loans on the First Amendment Effective Date, all accrued interest owing on the Initial Term Loans to and until the First Amendment Effective Date.

G. Each Credit Party hereby acknowledges that it has read this First Amendment and consents to the terms hereof and further hereby affirms, confirms, represents, warrants and agrees that (i) notwithstanding the effectiveness of this First Amendment, the obligations of such Credit Party under each of the Credit Documents to which it is a party shall not be impaired and each of the Credit Documents to which such Credit Party is a party is, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects, in each case, as amended hereby; (ii) after giving effect to this First Amendment, (A) neither the amendment of the Credit Agreement or any other Credit Document effected pursuant to this First Amendment nor the execution, delivery, performance or effectiveness of this First Amendment or any other Credit Document shall impair the validity, effectiveness or priority of the Liens granted pursuant to the Security Documents (as in effect immediately prior to the First Amendment Effective Date, the “Existing Security Documents”) and such Liens shall continue unimpaired with the same priority to secure repayment of all Obligations, whether heretofore or hereafter incurred and (B) in the case of any Guarantor, its guaranty, as and to the extent provided in the Guaranty, shall continue in full force and effect in respect of the Obligations under the Credit Agreement, as amended by this First Amendment, and the other Credit Documents; (iii) neither the modification of the Credit Agreement effected pursuant to this First Amendment nor the execution, delivery, performance or effectiveness of this First Amendment requires that any new filings be made or other action taken to perfect or maintain the perfection of such Liens; and (iv) the position of the Lenders with respect to such Liens, the Collateral in which a security interest was granted pursuant to the Existing Security Documents, and the ability of the Administrative Agent to realize upon such Liens pursuant to the terms of the Security Documents have not been adversely affected by modification of the Credit Agreement effected pursuant to this First Amendment or by the execution, delivery, performance or effectiveness of this First Amendment.

Each Credit Party acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this First Amendment, such Credit Party is not required by the terms of the Credit Agreement or any other Credit Document to consent to this First Amendment and (ii) nothing in the Credit Agreement, this First Amendment or any other Credit Document shall be deemed to require the consent of such Credit Party to any future waiver of the terms of the Credit Agreement.

Execution Version

H. From and after the First Amendment Effective Date, (i) all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby on the First Amendment Effective Date and (ii) the First Amendment shall be considered a “Credit Document” under the Credit Agreement.

*        *        *

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this First Amendment as of the date first above written.

BORROWER:

JILL ACQUISITION LLC

By:	/s/ David Biese
	Name:	David Biese
	Title:	Chief Financial Officer

HOLDINGS:

JILL INTERMEDIATE LLC

By:	/s/ David Biese
	Name:	David Biese
	Title:	Chief Financial Officer

SUBSIDIARY GUARANTORS:

J. JILL GIFT CARD SOLUTIONS, INC.

By:	/s/ David Biese
	Name:	David Biese
	Title:	Chief Financial Officer

Jill Acquisition LLC – Signature Page to First Amendment to Credit Agreement

Execution Version

JEFFERIES FINANCE LLC, as Administrative Agent and a Lender

By:	/s/ J. Paul McDonnell
	Name:	J. Paul McDonnell
	Title:	Managing Director

Jill Acquisition LLC – Signature Page to First Amendment to Credit Agreement

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG JILL ACQUISITION LLC, JILL HOLDINGS LLC, THE OTHER CREDIT PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT.

JEFFERIES FINANCE LLC, as a 2016 Incremental Term Loan Lender

By:	/s/ J. Paul McDonnell
	Name:	J. Paul McDonnell
	Title:	Managing Director

Jill Acquisition LLC – Signature Page to First Amendment to Credit Agreement

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG JILL ACQUISITION LLC, JILL INTERMEDIATE LLC (AS SUCCESSOR TO JILL HOLDINGS LLC), THE OTHER CREDIT PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

Adirondack Park CLO Ltd. as a Lender
BY: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

Jill Acquisition LLC – Signature Page to First Amendment to Credit Agreement

Execution Version

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG JILL ACQUISITION LLC, JILL INTERMEDIATE LLC (AS SUCCESSOR TO JILL HOLDINGS LLC), THE OTHER CREDIT PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

Arch Street CLO, Ltd. as a Lender

By:	/s/ Scott D’Orsi
	Name:	Scott D’Orsi
	Title:	Portfolio Manager

Jill Acquisition LLC – Signature Page to First Amendment to Credit Agreement

Execution Version

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG JILL ACQUISITION LLC, JILL INTERMEDIATE LLC (AS SUCCESSOR TO JILL HOLDINGS LLC), THE OTHER CREDIT PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

Arrowpoint CLO 2014-2, LTD. as a Lender

By:	/s/ Sanjai Bhonsle
	Name:	Sanjai Bhonsle
	Title:	Portfolio Manager

Jill Acquisition LLC – Signature Page to First Amendment to Credit Agreement

Execution Version

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG JILL ACQUISITION LLC, JILL INTERMEDIATE LLC (AS SUCCESSOR TO JILL HOLDINGS LLC), THE OTHER CREDIT PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

Arrowpoint CLO 2014-3, LTD.
as a Lender

By:	/s/ Sanjai Bhonsle
	Name:	Sanjai Bhonsle
	Title:	Portfolio Manager

Jill Acquisition LLC – Signature Page to First Amendment to Credit Agreement

Execution Version

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG JILL ACQUISITION LLC, JILL INTERMEDIATE LLC (AS SUCCESSOR TO JILL HOLDINGS LLC), THE OTHER CREDIT PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

Arrowpoint CLO 2015-4, Ltd.
as a Lender
By: Arrowpoint Asset Management, LLC As Collateral Manager

By:	/s/ Sanjai Bhonsle
	Name:	Sanjai Bhonsle
	Title:	Portfolio Manager

Jill Acquisition LLC – Signature Page to First Amendment to Credit Agreement

Execution Version

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG JILL ACQUISITION LLC, JILL INTERMEDIATE LLC (AS SUCCESSOR TO JILL HOLDINGS LLC), THE OTHER CREDIT PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

Birchwood Park CLO, Ltd.
as a Lender
By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

Jill Acquisition LLC – Signature Page to First Amendment to Credit Agreement

Execution Version

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG JILL ACQUISITION LLC, JILL INTERMEDIATE LLC (AS SUCCESSOR TO JILL HOLDINGS LLC), THE OTHER CREDIT PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

BJC Health System
as a Lender
BY: GSO Capital Advisors II LLC, As its Investment Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

Jill Acquisition LLC – Signature Page to First Amendment to Credit Agreement

Execution Version

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG JILL ACQUISITION LLC, JILL INTERMEDIATE LLC (AS SUCCESSOR TO JILL HOLDINGS LLC), THE OTHER CREDIT PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

BJC Pension Plan Trust
as a Lender
BY: GSO Capital Advisors LLC, its Investment Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

Jill Acquisition LLC – Signature Page to First Amendment to Credit Agreement

Execution Version

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG JILL ACQUISITION LLC, JILL INTERMEDIATE LLC (AS SUCCESSOR TO JILL HOLDINGS LLC), THE OTHER CREDIT PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

Blackstone / GSO Global Dynamic Credit Funding Ltd as a Lender
By: Blackstone / GSO Global Dynamic Credit Master Fund, its Sole Shareholder
By: Blackstone / GSO Debt Funds Management Europe Limited, its Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

Jill Acquisition LLC – Signature Page to First Amendment to Credit Agreement

Execution Version

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG JILL ACQUISITION LLC, JILL INTERMEDIATE LLC (AS SUCCESSOR TO JILL HOLDINGS LLC), THE OTHER CREDIT PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

Blackstone / GSO Long-Short Credit Income Fund as a Lender
BY: GSO / Blackstone Debt Funds Management LLC as Investment Advisor

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

Jill Acquisition LLC – Signature Page to First Amendment to Credit Agreement

Execution Version

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG JILL ACQUISITION LLC, JILL INTERMEDIATE LLC (AS SUCCESSOR TO JILL HOLDINGS LLC), THE OTHER CREDIT PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

Blackstone GSO U.S. Loan Funding Limited as a Lender

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

Jill Acquisition LLC – Signature Page to First Amendment to Credit Agreement

Execution Version

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG JILL ACQUISITION LLC, JILL INTERMEDIATE LLC (AS SUCCESSOR TO JILL HOLDINGS LLC), THE OTHER CREDIT PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

BLACKSTONE TREASURY ASIA PTE. LTD.
as a Lender
BY: GSO Capital Advisors LLC,
its Investment Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

Jill Acquisition LLC – Signature Page to First Amendment to Credit Agreement

Execution Version

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG JILL ACQUISITION LLC, JILL INTERMEDIATE LLC (AS SUCCESSOR TO JILL HOLDINGS LLC), THE OTHER CREDIT PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

BLACKSTONE/GSO STRATEGIC CREDIT FUND
as a Lender
BY: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

Jill Acquisition LLC – Signature Page to First Amendment to Credit Agreement

Execution Version

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG JILL ACQUISITION LLC, JILL INTERMEDIATE LLC (AS SUCCESSOR TO JILL HOLDINGS LLC), THE OTHER CREDIT PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

Blackstone / GSO Senior Floating Rate Term Fund as a Lender
BY: GSO / Blackstone Debt Funds Management LLC as Investment Advisor

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

Jill Acquisition LLC – Signature Page to First Amendment to Credit Agreement

Execution Version

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG JILL ACQUISITION LLC, JILL INTERMEDIATE LLC (AS SUCCESSOR TO JILL HOLDINGS LLC), THE OTHER CREDIT PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

BNPP LP CLO 2014-II, LLC,
as a Lender

By:	/s/ Vanessa Ritter
	Name:	Vanessa Ritter
	Title:	Portfolio Manager

Jill Acquisition LLC – Signature Page to First Amendment to Credit Agreement

Execution Version

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG JILL ACQUISITION LLC, JILL INTERMEDIATE LLC (AS SUCCESSOR TO JILL HOLDINGS LLC), THE OTHER CREDIT PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

Bayside Small Cap Senior Loans III SPV, LLC

/s/ Richard Siegel
By:	Richard Siegel
Title:	Authorized Signatory

Jill Acquisition LLC – Signature Page to First Amendment to Credit Agreement

Execution Version

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG JILL ACQUISITION LLC, JILL INTERMEDIATE LLC (AS SUCCESSOR TO JILL HOLDINGS LLC), THE OTHER CREDIT PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

Bowman Park CLO, Ltd.
as a Lender
By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

Jill Acquisition LLC – Signature Page to First Amendment to Credit Agreement

Execution Version

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG JILL ACQUISITION LLC, JILL INTERMEDIATE LLC (AS SUCCESSOR TO JILL HOLDINGS LLC), THE OTHER CREDIT PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

BSG Fund Management B.V. on behalf of the Stichting Blue Sky Active Fixed Income US Leveraged Loan Fund
as a Lender
By THL Credit Senior Loan Strategies LLC, as Manager

By:	/s/ James R. Fellows
	Name:	James R. Fellows
	Title:	Managing Director/Co-Head

Jill Acquisition LLC – Signature Page to First Amendment to Credit Agreement

Execution Version

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG JILL ACQUISITION LLC, JILL INTERMEDIATE LLC (AS SUCCESSOR TO JILL HOLDINGS LLC), THE OTHER CREDIT PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

Cole Park CLO, Ltd.
as a Lender
By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

Jill Acquisition LLC – Signature Page to First Amendment to Credit Agreement

Execution Version

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG JILL ACQUISITION LLC, JILL INTERMEDIATE LLC (AS SUCCESSOR TO JILL HOLDINGS LLC), THE OTHER CREDIT PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

Crown Point CLO III, Ltd. as a Lender by Valcour Capital Management LLC, as its Collateral Manager

By:	/s/ John D’Angelo
	Name:	John D’Angelo
	Title:	Sr. Portfolio Manager

Jill Acquisition LLC – Signature Page to First Amendment to Credit Agreement

Execution Version

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG JILL ACQUISITION LLC, JILL INTERMEDIATE LLC (AS SUCCESSOR TO JILL HOLDINGS LLC), THE OTHER CREDIT PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

Cumberland Park CLO Ltd.
as a Lender
By: GSO / Blackstone Debt Funds Management
LLC as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

Jill Acquisition LLC – Signature Page to First Amendment to Credit Agreement

Execution Version

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG JILL ACQUISITION LLC, JILL INTERMEDIATE LLC (AS SUCCESSOR TO JILL HOLDINGS LLC), THE OTHER CREDIT PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

Cutwater 2015-I, LTD., as a Lender
By: Cutwater Investor Services Corp as Collateral Manager

By:	/s/ Joseph Nelson
	Name:	Joseph Nelson
	Title:	Authorized Signatory

Jill Acquisition LLC – Signature Page to First Amendment to Credit Agreement

Execution Version

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG JILL ACQUISITION LLC, JILL INTERMEDIATE LLC (AS SUCCESSOR TO JILL HOLDINGS LLC), THE OTHER CREDIT PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

Cutwater 2014-II, LTD., as a Lender
By: Cutwater Investor Services Corp as Collateral Manager

By:	/s/ Joseph Nelson
	Name:	Joseph Nelson
	Title:	Authorized Signatory

Jill Acquisition LLC – Signature Page to First Amendment to Credit Agreement

Execution Version

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG JILL ACQUISITION LLC, JILL INTERMEDIATE LLC (AS SUCCESSOR TO JILL HOLDINGS LLC), THE OTHER CREDIT PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

Cutwater 2014-I, LTD., as a Lender
By: Cutwater Investor Services Corp as Collateral Manager

By:	/s/ Joseph Nelson
	Name:	Joseph Nelson
	Title:	Authorized Signatory

Jill Acquisition LLC – Signature Page to First Amendment to Credit Agreement

Execution Version

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG JILL ACQUISITION LLC, JILL INTERMEDIATE LLC (AS SUCCESSOR TO JILL HOLDINGS LLC), THE OTHER CREDIT PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

CVP Cascade CLO-3 Ltd.
as a Lender
By: CVP CLO Manager, LLC as Investment Manager

By:	/s/ Joseph Matteo
	Name:	Joseph Matteo
	Title:	Partner

Jill Acquisition LLC – Signature Page to First Amendment to Credit Agreement

Execution Version

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG JILL ACQUISITION LLC, JILL INTERMEDIATE LLC (AS SUCCESSOR TO JILL HOLDINGS LLC), THE OTHER CREDIT PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

Delaware Life Insurance Company as a Lender
By: GSO / Blackstone Debt Funds Management LLC as Sub-Advisor

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

Jill Acquisition LLC – Signature Page to First Amendment to Credit Agreement

Execution Version

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG JILL ACQUISITION LLC, JILL INTERMEDIATE LLC (AS SUCCESSOR TO JILL HOLDINGS LLC), THE OTHER CREDIT PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

DENALI CAPITAL CLO XI, LTD. as a Lender
BY: Crestline Denali Capital, L.P., collateral manager for DENALI CAPITAL CLO XI, LTD.

By:	/s/ Kelli Marti
	Name:	Kelli Marti
	Title:	Managing Director

Jill Acquisition LLC – Signature Page to First Amendment to Credit Agreement

Execution Version

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG JILL ACQUISITION LLC, JILL INTERMEDIATE LLC (AS SUCCESSOR TO JILL HOLDINGS LLC), THE OTHER CREDIT PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

Denali Capital CLO XII, Ltd.
as a Lender
BY: Crestline Denali Capital, L.P., collateral manager for DENALI CAPITAL CLO XII, LTD.

By:	/s/ Kelli Marti
	Name:	Kelli Marti
	Title:	Managing Director

Jill Acquisition LLC – Signature Page to First Amendment to Credit Agreement

Execution Version

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG JILL ACQUISITION LLC, JILL INTERMEDIATE LLC (AS SUCCESSOR TO JILL HOLDINGS LLC), THE OTHER CREDIT PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

Finn Square CLO, Ltd.
as a Lender
BY: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

Jill Acquisition LLC – Signature Page to First Amendment to Credit Agreement

Execution Version

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG JILL ACQUISITION LLC, JILL INTERMEDIATE LLC (AS SUCCESSOR TO JILL HOLDINGS LLC), THE OTHER CREDIT PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

Gallatin CLO IV 2012-1, Ltd
As Assignee
By: MP Senior Credit Partners LP as its Collateral Manager

By:	/s/ Jane Lawrence
	Name:	Jane Lawrence
	Title:	Principal

Jill Acquisition LLC – Signature Page to First Amendment to Credit Agreement

Execution Version

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG JILL ACQUISITION LLC, JILL INTERMEDIATE LLC (AS SUCCESSOR TO JILL HOLDINGS LLC), THE OTHER CREDIT PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

Gallatin CLO V 2013-1, Ltd As Assignee
By: MP Senior Credit Partners L.P.
as its Collateral Manager

By:	/s/ Jane Lawrence
	Name:	Jane Lawrence
	Title:	Principal

Jill Acquisition LLC – Signature Page to First Amendment to Credit Agreement

Execution Version

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG JILL ACQUISITION LLC, JILL INTERMEDIATE LLC (AS SUCCESSOR TO JILL HOLDINGS LLC), THE OTHER CREDIT PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

Gallatin CLO VI 2013-2, LLC
By: MP Senior Credit Partners L.P.
as its Portfolio Manager

By:	/s/ Jane Lawrence
	Name:	Jane Lawrence
	Title:	Principal

Jill Acquisition LLC – Signature Page to First Amendment to Credit Agreement

Execution Version

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG JILL ACQUISITION LLC, JILL INTERMEDIATE LLC (AS SUCCESSOR TO JILL HOLDINGS LLC), THE OTHER CREDIT PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

Gallatin CLO VII 2014-1, Ltd
By: MP Senior Credit Partners
as its Portfolio Manager

By:	/s/ Jane Lawrence
	Name:	Jane Lawrence
	Title:	Principal

Jill Acquisition LLC – Signature Page to First Amendment to Credit Agreement

Execution Version

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG JILL ACQUISITION LLC, JILL INTERMEDIATE LLC (AS SUCCESSOR TO JILL HOLDINGS LLC), THE OTHER CREDIT PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

Gramercy Park CLO Ltd. as a Lender
BY: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
Name:	Thomas Iannarone
Title:	Authorized Signatory

Jill Acquisition LLC – Signature Page to First Amendment to Credit Agreement

Execution Version

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG JILL ACQUISITION LLC, JILL INTERMEDIATE LLC (AS SUCCESSOR TO JILL HOLDINGS LLC), THE OTHER CREDIT PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

ICE 3: GLOBAL CREDIT CLO LIMITED
as a Lender
BY: ICE CANYON LLC, its Collateral Manager

By:	/s/ Jonathan M. Kaplan
	Name:	Jonathan M. Kaplan
	Title:	Authorized Signatory

Jill Acquisition LLC – Signature Page to First Amendment to Credit Agreement

Execution Version

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG JILL ACQUISITION LLC, JILL INTERMEDIATE LLC (AS SUCCESSOR TO JILL HOLDINGS LLC), THE OTHER CREDIT PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

JFIN CLO 2012 LTD
By: Apex Credit Partners, as Portfolio Manager,
as a Lender

By:	/s/ Stephen Goetschius
	Name:	Stephen Goetschius
	Title:	Managing Director

Jill Acquisition LLC – Signature Page to First Amendment to Credit Agreement

Execution Version

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG JILL ACQUISITION LLC, JILL INTERMEDIATE LLC (AS SUCCESSOR TO JILL HOLDINGS LLC), THE OTHER CREDIT PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

JFIN CLO 2013 LTD
By: Apex Credit Partners, as Portfolio Manager,
as a Lender

By:	/s/ Stephen Goetschius
	Name:	Stephen Goetschius
	Title:	Managing Director

Jill Acquisition LLC – Signature Page to First Amendment to Credit Agreement

Execution Version

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG JILL ACQUISITION LLC, JILL INTERMEDIATE LLC (AS SUCCESSOR TO JILL HOLDINGS LLC), THE OTHER CREDIT PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

JFIN CLO 2014 LTD
By: Apex Credit Partners, as Portfolio Manager, as a Lender

By:	/s/ Stephen Goetschius
	Name:	Stephen Goetschius
	Title:	Managing Director

Jill Acquisition LLC – Signature Page to First Amendment to Credit Agreement

Execution Version

SIGNATURE PAGE TO FlRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG JILL ACQUISITION LLC, JILL INTERMEDIATE LLC (AS SUCCESSOR TO JILL HOLDINGS LLC), THE OTHER CREDIT PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

JFIN CLO 2014-II LTD
By: Apex Credit Partners, as Portfolio Manager,
as a Lender

By:	/s/ Stephen Goetschius
	Name:	Stephen Goetschius
	Title:	Managing Director

Jill Acquisition LLC – Signature Page to First Amendment to Credit Agreement

Execution Version

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG JILL ACQUISITION LLC, JILL INTERMEDIATE LLC (AS SUCCESSOR TO JILL HOLDINGS LLC), THE OTHER CREDIT PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

JFIN CLO 2015 LTD
By: Apex Credit Partners, as Portfolio Manager,
as a Lender

By:	/s/ Stephen Goetschius
	Name:	Stephen Goetschius
	Title:	Managing Director

Jill Acquisition LLC – Signature Page to First Amendment to Credit Agreement

Execution Version

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG JILL ACQUISITION LLC, JILL INTERMEDIATE LLC (AS SUCCESSOR TO JILL HOLDINGS LLC), THE OTHER CREDIT PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

JFIN CLO 2015-II LTD
By: Apex Credit Partners, as Portfolio Manager,
as a Lender

By:	/s/ Stephen Goetschius
	Name:	Stephen Goetschius
	Title:	Managing Director

Jill Acquisition LLC – Signature Page to First Amendment to Credit Agreement

Execution Version

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG JILL ACQUISITION LLC, JILL INTERMEDIATE LLC (AS SUCCESSOR TO JILL HOLDINGS LLC), THE OTHER CREDIT PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

JFIN MM CLO 2014 LTD
By: Apex Credit Partners, as Portfolio Manager,
as a Lender

By:	/s/ Stephen Goetschius
	Name:	Stephen Goetschius
	Title:	Managing Director

Jill Acquisition LLC – Signature Page to First Amendment to Credit Agreement

Execution Version

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG JILL ACQUISITION LLC, JILL INTERMEDIATE LLC (AS SUCCESSOR TO JILL HOLDINGS LLC), THE OTHER CREDIT PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

Keuka Park CLO, Ltd.
as a Lender
BY: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

Jill Acquisition LLC – Signature Page to First Amendment to Credit Agreement

Execution Version

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG JILL ACQUISITION LLC, JILL INTERMEDIATE LLC (AS SUCCESSOR TO JILL HOLDINGS LLC), THE OTHER CREDIT PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

Tuolumne Grove CLO, Ltd.
By: Tall Tree Investment Management as Collateral Manager,
as a Lender

By:	/s/ Michael J. Starshak Jr.
	Name:	Michael J. Starshak Jr.
	Title:	Officer

Jill Acquisition LLC – Signature Page to First Amendment to Credit Agreement

Execution Version

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG JILL ACQUISITION LLC, JILL INTERMEDIATE LLC (AS SUCCESSOR TO JILL HOLDINGS LLC), THE OTHER CREDIT PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

Nelder Grove CLO, Ltd.
By: Tall Tree Investment Management as Collateral Manager,
as a Lender

By:	/s/ Michael J. Starshak Jr.
	Name:	Michael J. Starshak Jr.
	Title:	Officer

Jill Acquisition LLC – Signature Page to First Amendment to Credit Agreement

Execution Version

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG JILL ACQUISITION LLC, JILL INTERMEDIATE LLC (AS SUCCESSOR TO JILL HOLDINGS LLC), THE OTHER CREDIT PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

Lockwood Grove CLO, Ltd.
By: Tall Tree Investment Management as Collateral Manager,
as a Lender

By:	/s/ Michael J. Starshak Jr.
	Name:	Michael J. Starshak Jr.
	Title:	Officer

Jill Acquisition LLC – Signature Page to First Amendment to Credit Agreement

Execution Version

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG JILL ACQUISITION LLC, JILL INTERMEDIATE LLC (AS SUCCESSOR TO JILL HOLDINGS LLC), THE OTHER CREDIT PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

Loomis Sayles Loan Fund, a series Trust of Multi Manager Global Investment Trust as a Lender
By Loomis, Sayles & Company, L.P. its Investment Manager,
By Loomis, Sayles & Company, Incorporated, its General Partner

By:	/s/ Mary McCarthy
	Name:	Mary McCarthy
	Title:	Vice President, Legal and Compliance Analyst

Jill Acquisition LLC – Signature Page to First Amendment to Credit Agreement

Execution Version

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG JILL ACQUISITION LLC, JILL INTERMEDIATE LLC (AS SUCCESSOR TO JILL HOLDINGS LLC), THE OTHER CREDIT PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

Loomis Sayles Senior Floating Rate & Fixed Income Fund as a Lender
By: Loomis, Sayles & Company, L.P., Its Investment Manager
By: Loomis, Sayles & Company, Incorporated, Its General Partner

By:	/s/ Mary McCarthy
	Name:	Mary McCarthy
	Title:	Vice President, Legal and Compliance Analyst

Jill Acquisition LLC – Signature Page to First Amendment to Credit Agreement

Execution Version

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG JILL ACQUISITION LLC, JILL INTERMEDIATE LLC (AS SUCCESSOR TO JILL HOLDINGS LLC), THE OTHER CREDIT PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

MACQUARIE BANK LIMITED,
as a Lender

By:	/s/ Robert Trevena
	Name:	Robert Trevena
	Title:	Division Director

By:	/s/ Fiona Smith
	Name:	Fiona Smith
	Title:	Division Director

Jill Acquisition LLC – Signature Page to First Amendment to Credit Agreement

Execution Version

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG JILL ACQUISITION LLC, JILL INTERMEDIATE LLC (AS SUCCESSOR TO JILL HOLDINGS LLC), THE OTHER CREDIT PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

Marathon CLO VI, Ltd.
as a Lender

By:	/s/ Louis Hanover
	Name:	Louis Hanover
	Title:	Authorized Signatory

Jill Acquisition LLC – Signature Page to First Amendment to Credit Agreement

Execution Version

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG JILL ACQUISITION LLC, JILL INTERMEDIATE LLC (AS SUCCESSOR TO JILL HOLDINGS LLC), THE OTHER CREDIT PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

MARATHON CLO VII LTD.
as a Lender

By:	/s/ Louis Hanover
	Name:	Louis Hanover
	Title:	Authorized Signatory

Jill Acquisition LLC – Signature Page to First Amendment to Credit Agreement

Execution Version

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG JILL ACQUISITION LLC, JILL INTERMEDIATE LLC (AS SUCCESSOR TO JILL HOLDINGS LLC), THE OTHER CREDIT PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

Marine Park CLO Ltd. as a Lender
BY: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

Jill Acquisition LLC – Signature Page to First Amendment to Credit Agreement

Execution Version

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG JILL ACQUISITION LLC, JILL INTERMEDIATE LLC (AS SUCCESSOR TO JILL HOLDINGS LLC), THE OTHER CREDIT PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

Monroe Capital BSL CLO 2015-1, Ltd.

By: Monroe Capital Management LLC, as Collateral Manager and Attorney-in-fact

By:	/s/ Jeffrey Williams
	Name:	Jeffrey Williams
	Title:	Director

Jill Acquisition LLC – Signature Page to First Amendment to Credit Agreement

Execution Version

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG JILL ACQUISITION LLC, JILL INTERMEDIATE LLC (AS SUCCESSOR TO JILL HOLDINGS LLC), THE OTHER CREDIT PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

Monroe Capital MML CLO 2016-1

MONROE CAPITAL MML CLO 2016-1, LTD.,

By: Monroe Capital Management LLC, as Collateral Manager Attorney-in-Fact

By:	/s/ Seth Friedman
	Name:	Seth Friedman
	Title:	Vice President

Jill Acquisition LLC – Signature Page to First Amendment to Credit Agreement

Execution Version

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG JILL ACQUISITION LLC, JILL INTERMEDIATE LLC (AS SUCCESSOR TO JILL HOLDINGS LLC), THE OTHER CREDIT PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NEWSTAR COMMERCIAL LOAN FUNDING 2012-2 LLC, as a Lender

By: NewStar Financial, Inc., its Designated Manager

By:	/s/ Robert Hornstein
	Name:	Robert Hornstein
	Title:	Managing Director

NEWSTAR COMMERCIAL LOAN FUNDING 2013-1 LLC, as a Lender

By: NewStar Financial, Inc., its Designated Manager

By:	/s/ Robert Hornstein
	Name:	Robert Hornstein
	Title:	Managing Director

Jill Acquisition LLC – Signature Page to First Amendment to Credit Agreement

Execution Version

NEWSTAR COMMERCIAL LOAN FUNDING 2014-1 LLC, as a Lender

By: NewStar Financial, Inc., its Designated Manager

By:	/s/ Robert Hornstein
	Name:	Robert Hornstein
	Title:	Managing Director

NEWSTAR ARLINGTON SENIOR LOAN PROGRAM LLC, as a Lender

By: NewStar Financial, Inc., its Designated Manager

By:	/s/ Robert Hornstein
	Name:	Robert Hornstein
	Title:	Managing Director

NEWSTAR CLARENDON FUND CLO LLC, as a Lender

By: NewStar Financial, Inc., its Designated Manager

By:	/s/ Robert Hornstein
	Name:	Robert Hornstein
	Title:	Managing Director

Jill Acquisition LLC – Signature Page to First Amendment to Credit Agreement

Execution Version

NEWSTAR COMMERCIAL LOAN FUNDING 2015-1 LLC, as a Lender

By: NewStar Financial, Inc., its Designated Manager

By:	/s/ Robert Hornstein
	Name:	Robert Hornstein
	Title:	Managing Director

NEWSTAR COMMERCIAL LOAN FUNDING 2015-2 LLC, as a Lender

By: NewStar Financial, Inc., its Designated

By:	/s/ Robert Hornstein
	Name:	Robert Hornstein
	Title:	Managing Director

NEWSTAR WAREHOUSE FUNDING I LLC, as a Lender

By: NewStar Financial, Inc., its Designated Manager

By:	/s/ Robert Hornstein
	Name:	Robert Hornstein
	Title:	Managing Director

Jill Acquisition LLC – Signature Page to First Amendment to Credit Agreement

Execution Version

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG JILL ACQUISITION LLC, JILL INTERMEDIATE LLC (AS SUCCESSOR TO JILL HOLDINGS LLC), THE OTHER CREDIT PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NHIT: Senior Floating Rate and Fixed Income Trust as a Lender
By: Loomis Sayles Trust Company, LLC, its Trustee

By:	/s/ Mary McCarthy
	Name:	Mary McCarthy
	Title:	Vice President, Legal and Compliance Analyst

Jill Acquisition LLC – Signature Page to First Amendment to Credit Agreement

Execution Version

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG JILL ACQUISITION LLC, JILL INTERMEDIATE LLC (AS SUCCESSOR TO JILL HOLDINGS LLC), THE OTHER CREDIT PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

Peaks CLO I, Ltd.
as a Lender
By: Arrowpoint Asset Management, LLC as Manager

By:	/s/ Sanjai Bhonsle
	Name:	Sanjai Bhonsle
	Title:	Portfolio Manager

Jill Acquisition LLC – Signature Page to First Amendment to Credit Agreement

Execution Version

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG JILL ACQUISITION LLC, JILL INTERMEDIATE LLC (AS SUCCESSOR TO JILL HOLDINGS LLC), THE OTHER CREDIT PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

Waterville Funding LLC,
as a Lender

By:	/s/ Jay Lapointe
	Name:	Jay Lapointe
	Title:	Officer

Jill Acquisition LLC – Signature Page to First Amendment to Credit Agreement

Execution Version

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG JILL ACQUISITION LLC, JILL INTERMEDIATE LLC (AS SUCCESSOR TO JILL HOLDINGS LLC), THE OTHER CREDIT PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

Pinnacle Park CLO, Ltd
as a Lender
By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

Jill Acquisition LLC – Signature Page to First Amendment to Credit Agreement

Execution Version

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG JILL ACQUISITION LLC, JILL INTERMEDIATE LLC (AS SUCCESSOR TO JILL HOLDINGS LLC), THE OTHER CREDIT PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

PPG Industries, Inc. Pension Plan Trust
as a Lender
BY: GSO Capital Advisors LLC, As its Investment Advisor

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

Jill Acquisition LLC – Signature Page to First Amendment to Credit Agreement

Execution Version

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG JILL ACQUISITION LLC, JILL INTERMEDIATE LLC (AS SUCCESSOR TO JILL HOLDINGS LLC), THE OTHER CREDIT PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

Russell Investment Company Russell Multi-Strategy Income Fund
as a Lender
THL Credit Advisors LLC, as Investment Manager

By:	/s/ James R. Fellows
	Name:	James R. Fellows
	Title:	Managing Director/Co-Head

Jill Acquisition LLC – Signature Page to First Amendment to Credit Agreement

Execution Version

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG JILL ACQUISITION LLC, JILL INTERMEDIATE LLC (AS SUCCESSOR TO JILL HOLDINGS LLC), THE OTHER CREDIT PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

Saratoga Investment Corp CLO 2013-1, Ltd.,
as a Lender

By:	/s/ Pavel Antonov
	Name:	Pavel Antonov
	Title:	Attorney-In-Fact

Jill Acquisition LLC – Signature Page to First Amendment to Credit Agreement

Execution Version

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG JILL ACQUISITION LLC, JILL INTERMEDIATE LLC (AS SUCCESSOR TO JILL HOLDINGS LLC), THE OTHER CREDIT PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

Seneca Park CLO, Ltd.
as a Lender
By: GSO / Blackstone Debt Funds Management
LLC as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

Jill Acquisition LLC – Signature Page to First Amendment to Credit Agreement

Execution Version

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG JILL ACQUISITION LLC, JILL HOLDINGS LLC, THE OTHER CREDIT PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

Senior Credit Fund SPV I, LLC
By: Senior Credit Fund, LLC, its sole member
By: Goldman Sachs Asset Management, solely in its capacity as Administrative Agent, and not as Principal,

as a Lender

By:	/s/ Jerry Li
	Name:	Jerry Li
	Title:	Authorized Signatory

Jill Acquisition LLC – Signature Page to First Amendment to Credit Agreement

Execution Version

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG JILL ACQUISITION LLC, JILL INTERMEDIATE LLC (AS SUCCESSOR TO JILL HOLDINGS LLC), THE OTHER CREDIT PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

Sheridan Square CLO, Ltd.
as a Lender
By: GSO / Blackstone Debt Funds Management
LLC as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

Jill Acquisition LLC – Signature Page to First Amendment to Credit Agreement

Execution Version

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG JILL ACQUISITION LLC, JILL INTERMEDIATE LLC (AS SUCCESSOR TO JILL HOLDINGS LLC), THE OTHER CREDIT PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

Stewart Park CLO, Ltd.
as a Lender
BY: GSO / Blackstone Debt Funds Management
LLC as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

Jill Acquisition LLC – Signature Page to First Amendment to Credit Agreement

Execution Version

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG JILL ACQUISITION LLC, JILL INTERMEDIATE LLC (AS SUCCESSOR TO JILL HOLDINGS LLC), THE OTHER CREDIT PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

TELOS CLO 2013-3, Ltd.
as a Lender
By: Telos Asset Management, LLC

By:	/s/ Jonathan Tepper
	Name:	Jonathan Tepper
	Title:	Managing Director

Jill Acquisition LLC – Signature Page to First Amendment to Credit Agreement

Execution Version

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG JILL ACQUISITION LLC, JILL INTERMEDIATE LLC (AS SUCCESSOR TO JILL HOLDINGS LLC), THE OTHER CREDIT PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

TELOS CLO 2013-4, Ltd.
as a Lender
By: Telos Asset Management, LLC

By:	/s/ Jonathan Tepper
	Name:	Jonathan Tepper
	Title:	Managing Director

Jill Acquisition LLC – Signature Page to First Amendment to Credit Agreement

Execution Version

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG JILL ACQUISITION LLC, JILL INTERMEDIATE LLC (AS SUCCESSOR TO JILL HOLDINGS LLC), THE OTHER CREDIT PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

TELOS CLO 2014-5, Ltd. as a Lender
BY: Telos Asset Management, LLC

By:	/s/ Jonathan Tepper
	Name:	Jonathan Tepper
	Title:	Managing Director

Jill Acquisition LLC – Signature Page to First Amendment to Credit Agreement

Execution Version

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG JILL ACQUISITION LLC, JILL INTERMEDIATE LLC (AS SUCCESSOR TO JILL HOLDINGS LLC), THE OTHER CREDIT PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

TELOS CLO 2014-6, Ltd as a Lender

By:	/s/ Jonathan Tepper
	Name:	Jonathan Tepper
	Title:	Managing Director

Jill Acquisition LLC – Signature Page to First Amendment to Credit Agreement

Execution Version

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG JILL ACQUISITION LLC, JILL INTERMEDIATE LLC (AS SUCCESSOR TO JILL HOLDINGS LLC), THE OTHER CREDIT PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

Telos CLO 2015-7, Ltd. as a Lender
By: Telos Asset Management LLC as Collateral Servicer

By:	/s/ Jonathan Tepper
	Name:	Jonathan Tepper
	Title:	Managing Director

Jill Acquisition LLC – Signature Page to First Amendment to Credit Agreement

Execution Version

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG JILL ACQUISITION LLC, JILL INTERMEDIATE LLC (AS SUCCESSOR TO JILL HOLDINGS LLC), THE OTHER CREDIT PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

Telos COF I, LLC as a Lender
By: Telos Asset Management LLC as Servicer

By:	/s/ Jonathan Tepper
	Name:	Jonathan Tepper
	Title:	Managing Director

Jill Acquisition LLC – Signature Page to First Amendment to Credit Agreement

Execution Version

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG JILL ACQUISITION LLC, JILL INTERMEDIATE LLC (AS SUCCESSOR TO JILL HOLDINGS LLC), THE OTHER CREDIT PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

THL Credit Logan JV SPV I LLC as a Lender
By: THL Credit Logan JV LLC, its Designated Manager

By:	/s/ James R. Fellows
	Name:	James R. Fellows
	Title:	Managing Director/Co-Head

Jill Acquisition LLC – Signature Page to First Amendment to Credit Agreement

Execution Version

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG JILL ACQUISITION LLC, JILL INTERMEDIATE LLC (AS SUCCESSOR TO JILL HOLDINGS LLC), THE OTHER CREDIT PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

THL CREDIT SENIOR LOAN FUND as a Lender
By THL Credit Advisors LLC, as Subadviser

By:	/s/ James R. Fellows
	Name:	James R. Fellows
	Title:	Managing Director/Co-Head

Jill Acquisition LLC – Signature Page to First Amendment to Credit Agreement

Execution Version

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG JILL ACQUISITION LLC, JILL INTERMEDIATE LLC (AS SUCCESSOR TO JILL HOLDINGS LLC), THE OTHER CREDIT PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

THL Credit Wind River 2015-1 CLO Ltd. as a Lender
By THL Credit Senior Loan Strategies LLC, as Manager

By:	/s/ James R. Fellows
	Name:	James R. Fellows
	Title:	Managing Director/Co-Head

Jill Acquisition LLC – Signature Page to First Amendment to Credit Agreement

Execution Version

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG JILL ACQUISITION LLC, JILL INTERMEDIATE LLC (AS SUCCESSOR TO JILL HOLDINGS LLC), THE OTHER CREDIT PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

Tryon Park CLO Ltd. as a Lender BY: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

Jill Acquisition LLC – Signature Page to First Amendment to Credit Agreement

Execution Version

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG JILL ACQUISITION LLC, JILL INTERMEDIATE LLC (AS SUCCESSOR TO JILL HOLDINGS LLC), THE OTHER CREDIT PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

VENTURE XII CLO, Limited as a Lender
BY: its investment advisor MJX Asset Management LLC

By:	/s/ John P. Calaba
	Name:	John P. Calaba
	Title:	Portfolio Manager

Jill Acquisition LLC – Signature Page to First Amendment to Credit Agreement

Execution Version

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG JILL ACQUISITION LLC, JILL INTERMEDIATE LLC (AS SUCCESSOR TO JILL HOLDINGS LLC), THE OTHER CREDIT PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

VENTURE XIII CLO, Limited as a Lender
BY: its Investment Advisor MJX Asset Management LLC

By:	/s/ John P. Calaba
	Name:	John P. Calaba
	Title:	Portfolio Manager

Jill Acquisition LLC – Signature Page to First Amendment to Credit Agreement

Execution Version

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG JILL ACQUISITION LLC, JILL INTERMEDIATE LLC (AS SUCCESSOR TO JILL HOLDINGS LLC), THE OTHER CREDIT PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

VENTURE XIV CLO, Limited as a Lender
By: its investment advisor MJX Asset Management LLC

By:	/s/ John P. Calaba
	Name:	John P. Calaba
	Title:	Portfolio Manager

Jill Acquisition LLC – Signature Page to First Amendment to Credit Agreement

Execution Version

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG JILL ACQUISITION LLC, JILL INTERMEDIATE LLC (AS SUCCESSOR TO JILL HOLDINGS LLC), THE OTHER CREDIT PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

VENTURE XV CLO, Limited as a Lender
By: its investment advisor MJX Asset Management LLC

By:	/s/ John P. Calaba
	Name:	John P. Calaba
	Title:	Portfolio Manager

Jill Acquisition LLC – Signature Page to First Amendment to Credit Agreement

Execution Version

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG JILL ACQUISITION LLC, JILL INTERMEDIATE LLC (AS SUCCESSOR TO JILL HOLDINGS LLC), THE OTHER CREDIT PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

VENTURE XVI CLO, Limited as a Lender By: its investment advisor MJX Asset Management LLC

By:	/s/ John P. Calaba
	Name:	John P. Calaba
	Title:	Portfolio Manager

Jill Acquisition LLC – Signature Page to First Amendment to Credit Agreement

Execution Version

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG JILL ACQUISITION LLC, JILL INTERMEDIATE LLC (AS SUCCESSOR TO JILL HOLDINGS LLC), THE OTHER CREDIT PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

Venture XVII CLO Limited as a Lender
BY: its investment advisor, MJX Asset Management, LLC

By:	/s/ John P. Calaba
	Name:	John P. Calaba
	Title:	Portfolio Manager

Jill Acquisition LLC – Signature Page to First Amendment to Credit Agreement

Execution Version

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG JILL ACQUISITION LLC, JILL INTERMEDIATE LLC (AS SUCCESSOR TO JILL HOLDINGS LLC), THE OTHER CREDIT PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

Venture XVIII CLO, Limited as a Lender
By: its investment advisor MJX Asset Management LLC

By:	/s/ John P. Calaba
	Name:	John P. Calaba
	Title:	Portfolio Manager

Jill Acquisition LLC – Signature Page to First Amendment to Credit Agreement

Execution Version

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG JILL ACQUISITION LLC, JILL INTERMEDIATE LLC (AS SUCCESSOR TO JILL HOLDINGS LLC), THE OTHER CREDIT PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

Venture XXI CLO, Limited as a Lender
By: its investment advisor MJX Asset Management LLC

By:	/s/ John P. Calaba
	Name:	John P. Calaba
	Title:	Portfolio Manager

Jill Acquisition LLC – Signature Page to First Amendment to Credit Agreement

Execution Version

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG JILL ACQUISITION LLC, JILL INTERMEDIATE LLC (AS SUCCESSOR TO JILL HOLDINGS LLC), THE OTHER CREDIT PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

Venture XXII CLO Limited as a Lender By: its investment advisor MJX Asset Management LLC

By:	/s/ John P. Calaba
	Name:	John P. Calaba
	Title:	Portfolio Manager

Jill Acquisition LLC – Signature Page to First Amendment to Credit Agreement

Execution Version

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG JILL ACQUISITION LLC, JILL INTERMEDIATE LLC (AS SUCCESSOR TO JILL HOLDINGS LLC), THE OTHER CREDIT PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

Westcott Park CLO, Ltd. as a Lender
By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager to Warehouse Parent, Ltd.

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

Jill Acquisition LLC – Signature Page to First Amendment to Credit Agreement

Execution Version

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG JILL ACQUISITION LLC, JILL INTERMEDIATE LLC (AS SUCCESSOR TO JILL HOLDINGS LLC), THE OTHER CREDIT PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

WhiteHorse X, Ltd.

By: H.I.G. WhiteHorse Capital, LLC
As: Collateral Manager

/s/ Jay Carvell
By:	Jay Carvell
Title:	Manager

Jill Acquisition LLC – Signature Page to First Amendment to Credit Agreement

Execution Version

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG JILL ACQUISITION LLC, JILL INTERMEDIATE LLC (AS SUCCESSOR TO JILL HOLDINGS LLC), THE OTHER CREDIT PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

WM Pool - High Yield Fixed Interest Trust as a Lender
By: Loomis, Sayles & Company, L.P., its Investment Manager
By: Loomis, Sayles & Company, Incorporated, its General Partner

By:	/s/ Mary McCarthy
	Name:	Mary McCarthy
	Title:	Vice President, Legal and Compliance Analyst

Jill Acquisition LLC – Signature Page to First Amendment to Credit Agreement

Execution Version

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG JILL ACQUISITION LLC, JILL INTERMEDIATE LLC (AS SUCCESSOR TO JILL HOLDINGS LLC), THE OTHER CREDIT PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

ZAIS CLO 1, Limited as a Lender
ZAIS CLO 1, Limited

By:	/s/ Vincent Ingato
	Name:	Vincent Ingato
	Title:	Managing Director

Jill Acquisition LLC – Signature Page to First Amendment to Credit Agreement

Execution Version

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG JILL ACQUISITION LLC, JILL INTERMEDIATE LLC (AS SUCCESSOR TO JILL HOLDINGS LLC), THE OTHER CREDIT PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

ZAIS CLO 2, Limited as a Lender
ZAIS CLO 2, Limited

By:	/s/ Vincent Ingato
	Name:	Vincent Ingato
	Title:	Managing Director

Jill Acquisition LLC – Signature Page to First Amendment to Credit Agreement

Execution Version

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG JILL ACQUISITION LLC, JILL INTERMEDIATE LLC (AS SUCCESSOR TO JILL HOLDINGS LLC), THE OTHER CREDIT PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

ZAIS CLO 3, Limited as a Lender
ZAIS CLO 3, Limited

By:	/s/ Vincent Ingato
	Name:	Vincent Ingato
	Title:	Managing Director

Jill Acquisition LLC – Signature Page to First Amendment to Credit Agreement

Execution Version

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG JILL ACQUISITION LLC, JILL INTERMEDIATE LLC (AS SUCCESSOR TO JILL HOLDINGS LLC), THE OTHER CREDIT PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

ZAIS CLO 4, LIMITED as a Lender

By:	/s/ Vincent Ingato
	Name:	Vincent Ingato
	Title:	Managing Director

Jill Acquisition LLC – Signature Page to First Amendment to Credit Agreement

SCHEDULE 1

2016 Incremental Term Loan Lenders	2016 Incremental Term Loan Commitment	2016 Incremental Term Loan Commitment Percentage
Jefferies Finance LLC	$40,000,000.00	100%

Total:	$40,000,000.00	100%

Execution Version

EXHIBIT I

AMENDMENT NO. 1 TO INTERCREDITOR AGREEMENT

Execution Version

AMENDMENT NO. 1 TO INTERCREDITOR AGREEMENT

AMENDMENT NO. 1 TO INTERCREDITOR AGREEMENT (this “First Amendment”), dated as of May 27, 2016, among JILL ACQUISITION LLC, a Delaware limited liability company (the “Borrower”), JILL INTERMEDIATE LLC, a Delaware limited liability company (as successor to Jill Holdings LLC, “Holdings”), the other Grantors party hereto, JEFFERIES FINANCE LLC, as Term Loan Administrative Agent and as Term Loan Collateral Agent, and CIT Finance LLC, as ABL Facility Administrative Agent and as ABL Facility Collateral Agent. All capitalized terms used herein (including in this preamble) and not otherwise defined herein shall have the respective meanings provided such terms in the Intercreditor Agreement (as defined below).

W I T N E S S E T H:

WHEREAS, Jefferies Finance LLC, as Term Loan Administrative Agent (in such capacity, the “Term Loan Administrative Agent”) and as Term Loan Collateral Agent (in such capacity, the “Term Loan Collateral Agent”), CIT Finance LLC, as ABL Facility Administrative Agent (in such capacity, the “ABL Facility Administrative Agent”) and as ABL Facility Collateral Agent (in such capacity, the “ABL Facility Collateral Agent”), and the Credit Parties party thereto are parties to that certain Intercreditor Agreement, dated as of May 8, 2015 (the “Intercreditor Agreement”);

WHEREAS, the Borrower, Holdings, the other Grantors that are party to the Term Loan Credit Agreement, the Term Loan Adminstrative Agent and the lenders party thereto are concurrently herewith entering into that certain Amendment No. 1 to Term Loan Credit Agreement (the “Term Loan Amendment”) attached as Exhibit I hereto;

WHEREAS, the Borrower, Holdings, the other Grantors that are party to the ABL Facility Credit Agreement, the ABL Facility Adminstrative Agent and the lenders party thereto are concurrently herewith entering into that certain Amendment No. 1 to ABL Credit Agreement (the “ABL Facility Amendment”) attached as Exhibit II hereto;

WHEREAS, the Borrower has requested that the Term Loan Administrative Agent, the Term Loan Collateral Agent, the ABL Facility Administrative Agent and the ABL Facility Collateral Agent consent to the amendment of certain terms and provisions of the Intercreditor Agreement as set forth herein, and, subject to the satisfaction of the conditions set forth herein, each of the Term Loan Administrative Agent, the Term Loan Collateral Agent, the ABL Facility Administrative Agent and the ABL Facility Collateral Agent are willing to do so, subject to the terms and conditions set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is acknowledged by each party hereto, it is agreed:

IV. Amendments to Intercreditor Agreement. Subject to the satisfaction of the conditions set forth in Section II.E hereof, on and as of the Effective Date (as defined below), the Intercreditor Agreement is hereby amended as follows:

A. Section 1 of the Intercreditor Agreement is hereby amended by inserting the following definition in the proper alphabetical order:

““First Amendment Effective Date” means May 27, 2016.”

B. The definition of “Term Loan Cap Amount” in Section 1 of the Intercreditor Agreement is hereby amended by amending and restating the definition in its entirety as follows:

“Term Loan Debt Cap” shall mean the greater of (a) the result of (i) $333,500,000, plus (ii) 115% of such additional amounts permitted to be incurred under, or pursuant to, Section 2.14 of the Term Loan Credit Agreement (as in effect on the First Amendment Effective Date) or pursuant to any similar terms in any Additional Term Priority Obligations Agreement and any corresponding provisions in any Refinancing thereof to the extent such similar or corresponding provisions do not permit an aggregate principal amount of Indebtedness in excess of an amount permitted under the Term Loan Credit Agreement (as in effect on the First Amendment Effective Date), plus (iii) the amount incurred pursuant to a Term Loan DIP Financing not to exceed 15% of the sum of (x) the aggregate outstanding principal amount of Term Loan Obligations (excluding Term Loan Hedging Obligations), plus (y) the maximum aggregate amount of additional Indebtedness that would be permitted to be incurred at such time under the Term Loan Credit Agreement without violating the terms of the ABL Facility Credit Agreement or any Additional Term Priority Obligations Agreement (in each case as then in effect, and for this purpose ignoring any requirement that there exist no default or event of default), plus (iv) the amount of any accrued and unpaid interest, paid in kind amounts and premium on any Indebtedness under the Term Loan Credit Agreement or any Additional Term Priority Obligations Agreement in connection with a Permitted Refinancing thereof plus fees and expenses incurred in connection with such Permitted Refinancing, plus (v) the amount of any Recovery with respect to the Term Loan Obligations, plus (vi) the aggregate amount of all Term Loan Hedging Obligations, minus (vii) the aggregate amount of all prepayments, repayments, repurchases and redemptions of the principal of the Term Loan Obligations under the Term Loan Credit Agreement or any Additional Term Priority Obligations Agreement (in each case, excluding any prepayment or repayment of such Term Loan Obligations in connection with a Permitted Refinancing thereof) and (b) any Indebtedness and other obligations that otherwise constitute Term Loan Obligations then permitted to be incurred pursuant to the terms of the ABL Facility Credit Agreement and any Additional Term Priority Obligations Agreement, each as then in effect. With respect to clause (b) above, the creditors extending the respective Term Loan Obligations shall be entitled to rely in good faith on an opinion of counsel and, to the extent financial calculations are required, an officer’s certificate of the Borrower to the effect that the incurrence does not violate the terms of the then existing ABL Facility Credit Agreement or Additional Term Priority Obligations Agreement and for purposes only of determining whether the respective Term Loan Obligations constitute Excess Term Loan Obligations for purposes of this Agreement, such reliance shall be conclusive (and any Term Loan Obligations extended by such creditors in reliance thereon shall not constitute Excess Term Loan Obligations to the extent covered by such legal opinion and/or officer’s certificate, as appropriate).

V. Miscellaneous Provisions.

A. Representations and Warranties.

1. Each party hereto represents and warrants that this First Amendment has been duly executed and delivered by such party and constitutes a legal, valid and binding obligation of such party, enforceable in accordance with its terms.

2. The (x) Term Loan Administrative Agent and Term Loan Collateral Agent represent and warrant to the ABL Facility Administrative Agent and ABL Facility Collateral Agent that they have been authorized by the requisite lenders under the Term Loan Credit Agreement to enter into this First Amendment and that each of the agreements, covenants, waivers, and other provisions hereof is valid, binding, and enforceable against the Term Loan Secured Parties as fully as if they were parties hereto and (y) ABL Facility Administrative Agent and ABL Facility Collateral Agent represent and warrant to the Term Loan Administrative Agent and Term Loan Collateral Agent that they have been authorized by the requisite lenders under the ABL Facility Credit Agreement to enter into this First Amendment and that each of the agreements, covenants, waivers, and other provisions hereof is valid, binding, and enforceable against the ABL Facility Secured Parties as fully as if they were parties hereto; and

3. Each party hereto acknowledges, confirms and agrees that, except as expressly set forth herein, the Intercreditor Agreement remains in full force and effect in accordance with the existing terms and provisions thereof.

B. This First Amendment is limited to the matters specified herein and shall not constitute a modification, acceptance or waiver of any other provision of the Intercreditor Agreement or any other Credit Document (as defined in the Term Loan Credit Agreement) or any other Credit Document (as defined in the ABL Facility Credit Agreement).

C. This First Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. The parties hereto agree that delivery of an executed counterpart of a signature page to this First Amendment by telefacsimile or in ‘PDF’ format by electronic mail shall be effective as delivery of an original executed counterpart of this First Amendment.

D. This First Amendment and the rights and obligations of the parties hereunder shall be governed by, and shall be construed and enforced in accordance with, the laws of the State of New York.

E. The effectiveness of this First Amendment shall be subject to the satisfaction or waiver of the following conditions precedent (the date on which all such conditions are satisfied or waived, the “Effective Date”):

1. Receipt by each party hereto of an executed copy of this First Amendment, executed and delivered by each other party hereto.

2. Receipt by the Term Loan Administrative Agent of an executed copy of the ABL Facility Amendment, executed and delivered by the Borrowers, Holdings, the other Grantors party thereto, the ABL Facility Administrative Agent and the lenders party thereto, and all conditions precedent to the effectiveness of the ABL Facility Amendment shall have been fully satisfied (after giving effect to the effectiveness of this First Amendment), as determined and confirmed in writing by ABL Facility Administrative Agent.

3. Receipt by the ABL Facility Administrative Agent of an executed copy of the Term Loan Amendment, executed and delivered by the Borrower, Holdings, the other Grantors party thereto, the Term Loan Administrative Agent and the lenders party thereto, and all conditions precedent to the effectiveness of the Term Loan Amendment shall have been fully satisfied (after giving effect to the effectiveness of this First Amendment), as determined and confirmed in writing by Term Loan Administrative Agent.

F. From and after the Effective Date, (i) all references in the Term Loan Credit Agreement and each of the other Credit Documents (as defined in the Term Loan Credit Agreement) to the Initial Intercreditor Agreement (as defined in the Term Loan Credit Agreement) shall be deemed to be references to the Intercreditor Agreement as modified hereby on the Effective Date, (ii) the First Amendment shall be considered a “Credit Document” under the Term Loan Credit Agreement, (iii) all references in the ABL Facility Credit Agreement and each of the other Credit Documents (as defined in the ABL Facility Credit Agreement) to the Initial Intercreditor Agreement (as defined in the ABL Facility Credit Agreement) shall be deemed to be references to the Intercreditor Agreement as modified hereby on the Effective Date and (ii) the First Amendment shall be considered a “Credit Document” under the ABL Facility Credit Agreement.

G. The provisions of Section 8.5 of the Intercreditor Agreement are hereby incorporated herein by reference, mutatis mutandis.

*        *        *

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this First Amendment as of the date first above written.

JILL ACQUISITION LLC

By:
Name:
Title:

JILL INTERMEDIATE LLC

By:
Name:
Title:

J. JILL GIFT CARD SOLUTIONS, INC.

By:
Name:
Title:

Jill Acquisition LLC – Signature Page to First Amendment to Intercreditor Agreement

JEFFERIES FINANCE LLC, as Term Loan Administrative Agent and Term Loan Collateral Agent

By:
Name:
Title:

Jill Acquisition LLC – Signature Page to First Amendment to Intercreditor Agreement

CIT FINANCE LLC, as ABL Facility Administrative Agent and ABL Facility Collateral Agent

By:
Name:
Title:

Jill Acquisition LLC – Signature Page to First Amendment to Intercreditor Agreement

EXHIBIT I

[Term Loan Amendment to be attached]

EXHIBIT II

[ABL Facility Amendment to be attached]

EXHIBIT II

FORM OF SOLVENCY CERTIFICATE

[            ], 2016

This Solvency Certificate is being executed and delivered pursuant to Section III.E.5 of that certain Amendment No. 1 to Term Loan Credit Agreement (“First Amendment”), dated as of May 27, 2016, which amends that certain Term Loan Credit Agreement (the “Credit Agreement”) dated as of May 8, 2015, among Jill Intermediate LLC, a Delaware limited liability company (as successor to Jill Holdings LLC, “Holdings”), Jill Acquisition LLC, a Delaware limited liability company (the “Borrower”), the other Credit Parties party thereto, the Lenders from time to time party thereto and Jefferies Finance LLC, as administrative agent and collateral agent and collateral agent. Unless otherwise defined herein, capitalized terms used in this Solvency Certificate shall have the meanings set forth in the First Amendment or the Credit Agreement, as applicable.

I, David Biese, the Chief Financial Officer of the Borrower, solely in such capacity and not in an individual capacity, hereby certify that I am the Chief Financial Officer of the Borrower and that I am generally familiar with the businesses and assets of Holdings, the Borrower and its Restricted Subsidiaries (taken as a whole), I have made such other investigations and inquiries as I have deemed appropriate and I am duly authorized to execute this Solvency Certificate on behalf of the Borrower pursuant to the First Amendment.

I further certify, solely in my capacity as Chief Financial Officer of the Borrower, and not in my individual capacity, as of the date hereof and after giving effect to the First Amendment Transactions and the incurrence of the indebtedness and obligations being incurred and the payment of the 2016 Dividend in connection with the First Amendment Transactions on the date hereof, that, (i) the sum of the debt (including contingent liabilities) of Holdings, the Borrower and its Restricted Subsidiaries, taken as a whole, does not exceed the present fair saleable value of the assets of Holdings, the Borrower and its Restricted Subsidiaries, taken as a whole; (ii) the capital of Holdings, the Borrower and its Restricted Subsidiaries, taken as a whole, is not unreasonably small in relation to the business of Holdings, the Borrower or its Restricted Subsidiaries, taken as a whole, contemplated as of the date hereof; and (iii) Holdings, the Borrower and its Restricted Subsidiaries, taken as a whole, do not intend to incur, or believe that they will incur, debts including current obligations beyond their ability to pay such debts as they mature in the ordinary course of business. For the purposes hereof, the amount of any contingent liability at any time shall be computed as the amount that, in light of all of the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability (irrespective of whether such contingent liabilities meet the criteria for accrual under Statement of Financial Accounting Standard No. 5).

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, I have executed this Solvency Certificate on the date first written above.

By:
	Name:	David Biese
	Title:	Chief Financial Officer